--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 2000


                             ---------------------


                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)

----------------------------------------------------------------------------------------------------------------------
                  DELAWARE                                333-33015                           75-2672663
              (State or other                      (Commission File Number)                (I.R.S. Employer
       jurisdiction of incorporation)                                                   Identification Number)
----------------------------------------------------------------------------------------------------------------------
  1845 WOODALL RODGERS FREEWAY, SUITE 1300
               DALLAS, TEXAS                                                                     75201
           (Address of principal                                                              (Zip code)
             executive offices)
----------------------------------------------------------------------------------------------------------------------

       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On August 30, 2000, Clear Channel Communications, Inc. consummated its acquisition of AMFM Inc., indirect parent of Capstar Broadcasting Partners, Inc. (the "Company"), pursuant to a merger agreement under which AMFM stockholders will receive 0.94 Clear Channel shares for each AMFM share held in a tax-free exchange. In order to obtain antitrust and Federal Communications Commission approval for the merger, the Company has completed the divestiture of 58 radio stations in 22 markets for aggregate gross proceeds of approximately $2.8 billion, including the receipt of 36 radio stations. A further eight stations, valued at $0.2 billion, were put into trust until the eventual sale of these stations. Following is a list of the divestitures:

                                       Date
                                        of           Proceeds
          Buyer                     Divestiture   (in thousands)        Market              Stations
          -----                     -----------   --------------        ------              --------
Barnstable Broadcasting, Inc.       8/24/00       $   45,160(1)      Des Moines, IA       KGGO-FM/KHKI-FM
                                                                     Greenville, SC       WROQ-FM

Blue Chip Broadcasting, Inc.        8/22/00            2,000         Cincinnati, OH       WUBE-AM

Chase Radio Partners(2)             8/24/00           12,704         Biloxi, MI           WKNN-FM/WMJY-FM
                                                                     Waco, TX             KBRQ-FM

Cox Radio, Inc.                     8/30/00          219,000         Richmond, VA         WKHK-FM/WKLR-FM/WMXB-FM
                                                                     Houston, TX          KKBQ-FM/KLDE-FM

Cumulus Media, Inc.                 8/30/00           75,870(3)      Cedar Rapids, IA     KDAT-FM/KHAK-FM/KRNA-FM
                                                                     Melbourne, FL        WHKR-FM
                                                                     Shreveport, LA       KMJJ-FM/KRMD-AM/KRMD-FM/KBED-FM

Emmis Communications Corporation    8/24/00          107,000         Denver, CO           KXPK-FM
                                                                     Phoenix, AZ          KKFR-FM

Infinity Broadcasting Corporation   8/24/00        1,368,635         Cincinnati, OH       WUBE-FM
                                                                     Cleveland, OH        WDOK-FM/WQAL-FM/WZJM-FM
                                                                     Denver, CO           KDJM-FM/KIMN-FM/KXKL-FM
                                                                     Greensboro, NC       WMFR-FM
                                                                     Orlando, FL          WJHM-FM/WOCL-FM/WOMX-FM
                                                                     Phoenix, AZ          KMLE-FM/KOOL-FM/KZON-FM
                                                                     San Diego, CA        KPLN-FM/KYXY-FM

Radio One, Inc.                     8/25/00          661,017         Cleveland, OH        WJMO-AM/WZAK-FM
                                                                     Dallas, TX           KBFB-FM
                                                                     Los Angeles, CA      KKBT-FM
                                                                     Miami, FL            WVCG-AM

Regent Communications, Inc.         8/24/00          169,396(4)      Albany, NY           WABT-FM/WGNA-AM/WGNA-FM
                                                                     Grand Rapids, MI     WGRD-FM/WLHT-FM/WTRV-FM/WNWZ-AM

Saga Communications, Inc.          8/30/00        12,000          Springfield, MA      WHMP-FM/WHMP-AM

Salem Communications Corporation   8/24/00       150,600          Cincinnati, OH       WBOB-AM/WYGY-FM
                                                                  Cleveland, OH        WKNR-AM/WRMR-AM
                                                                  Dallas, TX           KDGE-FM
                                                                  Denver, CO           KALC-FM

C. Giddens Trust(5)                8/29/00         N/A            Denver, CO           KVOD-AM
                                                                  Harrisburg, PA       WNCE-FM/WNNK-FM/WTCY-AM/
                                                                                       WTPA-FM
                                                                  Houston, TX          KQUE-AM
                                                                  Pensacola, FL        WMEZ-FM/WXBM-FM

(1) Includes the receipt of radio stations WKDD-FM and WTOU-AM in Akron, Ohio.
(2) Stations sold to Chase Radio Partners will continue to be operated by the Company under a joint sales agreement ("JSA").
(3) Includes the receipt of radio stations WQKL-FM, WIQB-FM, WTKA-AM and WYBN-AM in Ann Arbor, Michigan; WUSY-FM, WUUS-AM (formerly WLMX-AM), WRXR-FM (formerly WLMX-FM), WLOV-FM and WKXJ-FM in Chattanooga, Tennessee; WATQ-FM, WBIZ-AM/FM, WMEQ-AM/FM and WQRB-FM in Eau Claire, Wisconsin; KTEX-FM and KBFM-FM in McAllen, Texas; and WLVW-FM, WQHQ-FM, WTGM-AM, WAWR-AM, WOSC-FM, WJDY-AM, WWFG-FM, WLBW-FM and WSBY-FM in Salisbury/Ocean City, Maryland.
(4) Includes the receipt of radio stations WYHT-FM, WSWR-FM and WMAN-AM in Mansfield, Ohio and KATJ-FM, KZXY-FM, KIXA-FM, KROY-AM and KIXW-AM in Victorville, California.
(5) In order to comply with the Communications Act of 1934 and the consent decree entered into with the Department of Justice, eight stations have been placed into the C. Giddens Trust pending their eventual sale. While in trust, the Company cannot manage or operate these stations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      UNAUDITED PRO FORMA FINANCIAL INFORMATION.

         Unaudited pro forma financial information required pursuant to
         Article 11 of Regulation S-X as of June 30, 2000 and for the year ended December 31, 1999 and the six months ended June 30, 2000 is filed herewith beginning on page P-1.

(c)      EXHIBITS.

EXHIBIT
NUMBER       DESCRIPTION

  2.1(1) Agreement and Plan of Merger dated as of October 2, 1999, among Clear Channel, CCU Merger Sub, Inc. and AMFM Inc.

 10.1(2) Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Citicasters Co., Capstar Radio Operating Company, Capstar TX Limited Partnership, AMFM Ohio, Inc., and AMFM Radio Licenses LLC, (the "Seller") and Chase Radio Properties, LLC, (the "Buyer") dated March 3, 2000.

 10.2(2) Amendment to Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Citicasters Co., Capstar Radio Operating Company, Capstar TX Limited Partnership, AMFM Ohio, Inc., and AMFM Radio Licenses LLC, (the "Seller") and Chase Radio Properties, LLC, (the "Buyer") dated March 14, 2000.

 10.3(2) Second Amendment to Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Citicasters Co., Capstar Radio Operating Company, Capstar TX Limited Partnership, AMFM Ohio, Inc., and AMFM Radio Licenses LLC, (the "Seller") and Chase Radio Properties, LLC, (the "Buyer") dated July 10, 2000.

 10.4(2) Third Amendment to Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Citicasters Co., Capstar Radio Operating Company, Capstar TX Limited Partnership, AMFM Ohio, Inc., and AMFM Radio Licenses LLC, (the "Seller") and Chase Radio Properties, LLC, (the "Buyer") dated July 17, 2000.

 10.5(2) Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Citicasters Co., Capstar Radio Operating Company, Capstar TX Limited Partnership, AMFM Texas Broadcasting, LP and AMFM Texas Licenses Limited Partnership, (the "Seller") and Cox Radio, Inc. and CXR Holdings, Inc. (the "Buyer") dated March 3, 2000.

 10.6(2) Asset Purchase Agreement between Capstar Radio Operating Company and Capstar TX Limited Partnership, (the "Seller") and Cumulus Broadcasting, Inc. and Cumulus Licensing Corp. (the "Buyer") dated March 5, 2000.

 10.7(2) Asset Exchange Agreement between Capstar Radio Operating Company and Capstar TX Limited Partnership, (the "Seller") and Cumulus Broadcasting, Inc. and Cumulus Licensing Corp. (the "Exchange Party") dated March 5, 2000.

 10.8(2) Amendment to Asset Exchange Agreement between Capstar Radio Operating Company and Capstar TX Limited Partnership, (the "Seller") and Cumulus Broadcasting, Inc. and Cumulus
             Licensing Corp. (the "Exchange Party") dated June 5, 2000.

 10.9(2) Second Amendment to Asset Exchange Agreement between Capstar Radio Operating Company and Capstar TX Limited Partnership, (the "Seller") and Cumulus Broadcasting, Inc., Cumulus Licensing Corp. and Cumulus Wireless Services, Inc. (the "Exchange Party") dated July 17, 2000.

 10.10(2) Asset purchase agreement between AMFM Houston, Inc., AMFM Ohio, Inc. and AMFM Radio Licenses, LLC, (the "Seller") and Emmis Communications Corporation, (the "Buyer") dated June 19, 2000.

 10.11(2) Asset Purchase Agreement between Capstar TX Limited Partnership, (the "Seller") and Saga Communications of New England, Inc., (the "Buyer") dated March 6, 2000.

 10.12(2) Asset Purchase Agreement between Capstar TX Limited Partnership and Salem Communications Corporation dated March 5, 2000.

 10.13(2) Asset Exchange Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating Company and Capstar TX Limited Partnership, (the "Seller") and Barnstable Broadcasting, Inc., OBC Broadcasting, Inc. and Two Rivers Broadcasting Limited Partnership, (the "Buyer") dated March 7, 2000.

 10.14(2) Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Capstar TX Limited Partnership, AMFM Ohio, Inc., Cleveland Radio Licenses LLC, AMFM San Diego, Inc., AMFM Houston, Inc., AMFM Radio Licenses, LLC and Zebra Broadcasting Corporation, (the "Seller") and CBS Radio, Inc. (the "Buyer") dated March 3, 2000.

 10.15(3) Asset Purchase Agreement among AMFM Ohio, Inc., AMFM Radio Licenses LLC, Blue Chip Broadcasting, Ltd. and Blue Chip Broadcasting Licenses, Ltd. dated March 3, 2000.

 10.16(3) Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., AMFM Operating Inc., AMFM Ohio, Inc., AMFM Houston, Inc., AMFM Radio Licenses, LLC, Zebra Broadcasting Corporation, Cleveland Radio Licenses, LLC, Capstar TX Limited Partnership and Radio One, Inc. dated March 11, 2000.

 10.17(3) Amendment to Asset Purchase Agreement between Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., AMFM Operating Inc., AMFM Ohio, Inc., AMFM Houston, Inc., AMFM Radio Licenses, LLC, Zebra Broadcasting Corporation, Cleveland Radio Licenses, LLC, Capstar TX Limited Partnership and Radio One, Inc. dated August 24, 2000.

 10.18(3) Asset Exchange Agreement among Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating Company, Capstar TX Limited Partnership, Regent Broadcasting of Victorville, Inc., Regent Licensee of Victorville, Inc., Regent Broadcasting of Palmdale, Inc., Regent Licensee of Palmdale, Inc., Regent Broadcasting of Mansfield, Inc. and Regent Licensee of Mansfield, Inc. dated March 12, 2000.

 10.19(3) Trust agreement between Clear Channel Communications, Inc., Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., AMFM Radio Licenses, L.L.C., AMFM Ohio, Inc., Capstar TX Limited Partnership, Capstar Radio Operating Company, and Charles
             E. Giddens (the "Trustee") dated August 28, 2000 and effective August 29, 2000.

(1) Incorporated by reference to Exhibits to the Current Report on Form 8-K of Clear Channel Communications, Inc. filed on October 5, 1999.

(2) Incorporated by reference to Exhibits to the Current Report on Form 8-K of Clear Channel Communications, Inc. filed on September 6, 2000.

(3)      Filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CAPSTAR BROADCASTING PARTNERS, INC.
                            (Registrant)



                            By: /s/ ERIC C. SIMONTIS
                               ------------------------------------------------
                                    Eric C. Simontis
                                    Vice President and Controller



Date:    September 11, 2000

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma combined condensed consolidated financial statements of Capstar Broadcasting Partners, Inc. (the "Company") give effect to the divestiture of 58 radio stations in 22 markets and the placement of a further eight radio stations into trust (the "Divestitures"), which were required in order to obtain antitrust and Federal Communications Commission approval for the merger between Clear Channel Communications, Inc. ("Clear Channel") and AMFM Inc. ("AMFM"), indirect parent of the Company, which was consummated on August 30, 2000. Additionally, the consent decree entered into by AMFM and Clear Channel required the Company to discontinue any and all control over the Company's approximate 30% ownership (11% voting) interest in Lamar Advertising Company ("Lamar"). The Company had previously accounted for this investment under the equity method. With the loss of control, the Company will now account for this investment under the cost method.

         The unaudited pro forma combined condensed consolidated balance sheet at June 30, 2000 was prepared based upon the historical balance sheet of the Company, adjusted for the Divestitures, the change in the accounting for the Company's investment in Lamar from the equity method to the cost method and certain charges related to AMFM's stock option plans, as if such transactions had occurred on June 30, 2000. The unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 1999 and for the six months ended June 30, 2000 give effect to the Divestitures and the change in accounting for the Company's investment in Lamar from the equity method to the cost method as if such transactions had occurred on January 1, 1999, and were prepared based upon the historical statements of operations of the Company, adjusted to reflect the operations of Capstar Broadcasting Corporation, which was acquired by AMFM on July 13, 1999, the acquisition of KKFR-FM and KFYI-AM from The Broadcast Group, Inc., the disposition of WMVP-AM to ABC, Inc. and the disposition of the Company's outdoor advertising business to Lamar as if such transactions had occurred on January 1, 1999.

         The unaudited pro forma combined condensed financial statements do not give effect to purchase accounting adjustments, including goodwill, that will be recorded by Clear Channel and reflected in the Company's financial statements for periods subsequent to the merger. The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of the Company.

         The unaudited pro forma combined condensed financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the Divestitures and the above described acquisitions, dispositions and other transactions occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

                      CAPSTAR BROADCASTING PARTNERS, INC.

       UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 2000
                           (IN THOUSANDS OF DOLLARS)

                                                                       OTHER
                                  COMPANY                            PRO FORMA           COMPANY
                                 HISTORICAL      DIVESTITURES(1)    ADJUSTMENTS         PRO FORMA
                                 -----------     ---------------    -----------        -----------
ASSETS
Current assets:
  Cash and cash equivalents....  $    40,577       $        --      $        --        $    40,577
  Accounts receivable, net.....      547,935                --               --            547,935
  Other current assets.........       61,789           175,067               --            236,856
                                 -----------       -----------      -----------        -----------
    Total current assets.......      650,301           175,067               --            825,368
Property and equipment, net....      442,661           (63,377)              --            379,284
Intangible assets, net.........    9,902,702        (1,416,310)              --          8,486,392
Other assets:
  Investments in
    nonconsolidated
    affiliates.................    1,058,154                --       (1,046,176)(2)         11,978
  Other assets.................      239,028                --        1,046,176(2)       1,285,204
                                 -----------       -----------      -----------        -----------
    TOTAL ASSETS...............  $12,292,846       $(1,304,620)              --        $10,988,226
                                 ===========       ===========      ===========        ===========

LIABILITIES AND STOCKHOLDER'S
  EQUITY
Current liabilities:
  Accounts payable and accrued
    expenses...................  $   274,715       $        --      $        --        $   274,715

Long-term debt.................    5,742,027        (1,886,993)              --          3,855,034
Deferred tax liabilities.......    1,635,903          (214,158)         (28,742)(3)      1,393,003
Other liabilities..............       49,052                --               --             49,052
Stockholder's equity:
  Common stock.................            1                --               --                  1
  Additional paid-in capital...    5,260,901                --           82,119(3)       5,343,020
  Retained earnings
    (accumulated deficit)......     (669,753)          796,531          (53,377)(3)         73,401
                                 -----------       -----------      -----------        -----------
    Total stockholder's
      equity...................    4,591,149           796,531           28,742          5,416,422
                                 -----------       -----------      -----------        -----------
    TOTAL LIABILITIES AND
      STOCKHOLDER'S EQUITY.....  $12,292,846       $(1,304,620)              --        $10,988,226
                                 ===========       ===========      ===========        ===========

      See accompanying notes to Unaudited Pro Forma Financial Information

                      CAPSTAR BROADCASTING PARTNERS, INC.

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                OTHER        COMPANY AS         LAMAR
                                                COMPANY                       PRO FORMA     ADJUSTED FOR     TRANSACTION
                                             HISTORICAL(4)  DIVESTITURES(5)  ADJUSTMENTS     THE MERGER     HISTORICAL(7)
                                             -------------  ---------------  -----------    ------------    -------------
Net revenue................................   $1,977,888      $ (269,411)    $       --      $1,708,477        $(156,627)
Operating expenses.........................    1,048,711        (148,153)            --         900,558          (84,583)
Depreciation and amortization..............      731,514        (115,134)            --         616,380          (94,062)

Noncash compensation expense...............        6,443              --             --           6,443               --
Merger and non-recurring costs.............       63,719              --             --          63,719           (2,154)
Corporate expenses.........................       57,559              --             --          57,559           (6,835)
                                              ----------      ----------     ----------      ----------        ---------
Operating income (loss)....................       69,942          (6,124)            --          63,818           31,007
Interest expense...........................      426,681        (146,242)            --         280,439             (171)

Interest income............................       10,644              --             --          10,644               --
Gain on disposition of assets..............      221,312              --             --         221,312              947
Gain on disposition of representation
  contracts................................       18,173              --             --          18,173               --
Other income (expense).....................           --              --             --              --               --
                                              ----------      ----------     ----------      ----------        ---------
Income (loss) before income taxes, equity
  in earnings (loss) of nonconsolidated
  affiliates and extraordinary item........     (106,610)        140,118             --          33,508           32,125
Income tax (expense) benefit...............        1,064         (17,840)            --         (16,776)          (8,867)
Dividends and accretion on preferred stock
  of subsidiaries..........................        5,591             --              --           5,591               --
                                              ----------      ----------     ----------      ----------        ---------
Income before equity in earnings (loss) of
  nonconsolidated affiliates and
  extraordinary item.......................     (111,137)        122,278             --          11,141           23,258
Equity in earnings (loss) of
  nonconsolidated affiliates...............      (28,192)             --         23,008(6)       (5,184)              --
                                              ----------      ----------     ----------      ----------        ---------
Net income (loss) before extraordinary
  item.....................................     (139,329)        122,278         23,008           5,957           23,258
Preferred stock dividends..................        6,256              --             --           6,256               --
                                              ----------      ----------     ----------      ----------        ---------
Income (loss) attributable to common shares
  outstanding..............................   $ (145,585)     $  122,278     $   23,008      $     (299)       $  23,258
                                              ==========      ==========     ==========      ==========        =========
                                                 PRO FORMA          CAPSTAR AS         PRO FORMA       PRO FORMA
                                                ADJUSTMENTS        ADJUSTED FOR       ADJUSTMENTS     ADJUSTMENTS
                                                  FOR THE         THE COMPLETED         FOR THE         FOR THE
                                                   LAMAR             CAPSTAR            CAPSTAR     OTHER COMPLETED       COMPANY
                                                TRANSACTION      TRANSACTIONS(11)        MERGER     TRANSACTIONS(17)     PRO FORMA
                                               ------------      ----------------    -------------  ---------------      ----------
Net revenue................................       $      --          $ 347,290       $(31,397)(12)      $  (705)         $1,867,038
Operating expenses.........................              --            207,000         (4,221)(12)         (116)          1,018,638
Depreciation and amortization..............              --             78,338        (26,832)(12)        2,839             723,640
                                                                                      146,977(13)
Noncash compensation expense...............              --             20,284             --                --              26,727
Merger and non-recurring costs.............              --             51,288        (47,510)(14)           --              65,343
Corporate expenses.........................              --             13,946             --                --              64,670
                                                  ---------          ---------       --------           -------          ----------
Operating income (loss)....................              --            (23,566)       (99,811)           (3,428)            (31,980)
Interest expense...........................         (36,128)(8)         80,731          1,406(15)         3,009             329,286

Interest income............................              --                 98         (9,650)(12)           --               1,092
Gain on disposition of assets..............        (209,970)(9)             --             --                --              12,289
Gain on disposition of representation
  contracts................................              --                 --             --                --              18,173
Other income (expense).....................              --                (46)            --                --                 (46)
                                                  ---------          ---------       --------           -------          ----------

Income (loss) before income taxes, equity
  in earnings (loss) of nonconsolidated
  affiliates and extraordinary item........        (173,842)          (104,245)      (110,867)           (6,437)           (329,758)
Income tax (expense) benefit...............          60,845(10)         22,251         38,803(16)         2,253              98,509
Dividends and accretion on preferred stock
  of subsidiaries..........................              --              8,365             --                --              13,956
                                                  ---------          ---------       --------           -------          ----------

Income before equity in earnings (loss) of
  nonconsolidated affiliates and
  extraordinary item.......................        (112,997)           (90,359)       (72,064)           (4,184)           (245,205)
Equity in earnings (loss) of
  nonconsolidated affiliates...............                             (2,444)            --                --              (7,628)
                                                  ---------          ---------       --------           -------          ----------

Net income (loss) before extraordinary
  item.....................................        (112,997)           (92,803)       (72,064)           (4,184)           (252,833)
Preferred stock dividends..................              --              9,025             --                --              15,281
                                                  ---------          ---------       --------           -------          ----------

Income (loss) attributable to common shares
  outstanding..............................       $(112,997)         $(101,828)      $(72,064)          $(4,184)         $ (268,114)
                                                  =========          =========       ========           =======          ==========

      See accompanying notes to Unaudited Pro Forma Financial Information

                      CAPSTAR BROADCASTING PARTNERS, INC.

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    OTHER
                                 COMPANY                           PRO FORMA         COMPANY
                                HISTORICAL      DIVESTITURES(5)   ADJUSTMENTS       PRO FORMA
                                ----------      ---------------   -----------     -------------
Net revenue...................  $1,159,171        $(139,275)      $      --        $1,019,896
Operating expenses............     626,573          (75,239)             --           551,334
Depreciation an
  amortization................     429,827          (55,771)             --           374,056
Noncash compensation
  expense.....................      35,835               --              --            35,835
Merger and non-recurring
  costs.......................      18,946               --              --            18,946
Corporate expenses............      29,312               --              --            29,312
                                 ---------         --------       ---------         ---------
Operating income (loss).......      18,678           (8,265)             --            10,413
Interest expense..............     243,805          (73,121)             --           170,684
Interest income...............         993               --              --               993
Gain on disposition of
  assets......................      31,104               --              --            31,104
Gain on disposition of
  representation contracts....      16,989               --              --            16,989
                                 ---------         --------       ---------         ---------
Income (loss) before income
  taxes, equity in earnings
  (loss) of nonconsolidated
  affiliates and extraordinary
  item........................    (176,041)          64,856              --          (111,185)
Income tax (expense)
  benefit.....................      18,583           (8,731)             --             9,852
                                 ---------         --------       ---------         ---------
Income (loss) before equity in
  earnings (loss) of
  nonconsolidated affiliates
  and extraordinary item......    (157,458)          56,125              --          (101,333)
Equity in earnings (loss) of
  nonconsolidated
  affiliates..................     (47,591)              --          40,707(6)         (6,884)
                                 ---------         --------       ---------         ---------
Net income (loss) before
  extraordinary item..........    (205,049)          56,125          40,707          (108,217)

Credit on exchange of
  preferred stock.............       3,310               --              --             3,310
                                 ---------         --------       ---------         ---------
Income (loss) attributable to
  common shares outstanding...   $(201,739)        $ 56,125       $  40,707         $(104,907)
                                 =========         ========       =========         =========

      See accompanying notes to Unaudited Pro Forma Financial Information

                      CAPSTAR BROADCASTING PARTNERS, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                           (IN THOUSANDS OF DOLLARS)

ADJUSTMENTS TO THE UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

(1) Reflects the divestiture of 58 radio stations in 22 markets for aggregate gross proceeds of approximately $2.8 billion, including the receipt of 36 radio stations, and the placement of a further eight radio stations into trust. The divestitures were required in order to obtain antitrust and Federal Communications Commission approval for the merger between Clear Channel Communications, Inc. and AMFM Inc., indirect parent of the Company, which was consummated on August 30, 2000. Adjustments are as follows:

                                                               INCREASE
                                                              (DECREASE)
                                                              -----------
Increase in other current assets due to a
  reclassification of net assets transferred to trust.......  $   175,067
Decrease in property, plant and equipment, net of
  accumulated depreciation..................................      (63,377)
Decrease in intangible assets, net of accumulated
  amortization .............................................   (1,416,310)
Decrease in long-term debt resulting from the use of net
  proceeds..................................................   (1,886,993)
Decrease in deferred income taxes...........................     (214,158)
Increase in retained earnings resulting from the gain on the sale of stations, net of tax at the Company's assumed tax
  rate of 39%...............................................      796,531

(2) As a condition for approval of the merger with Clear Channel from the Department of Justice, the Company is prohibited from exercising any governance rights over Lamar. Since the Company may no longer exercise significant influence over the operations of Lamar, the Company's investment in Lamar will be accounted for using the cost method instead of the equity method subsequent to the merger date. This adjustment reclassifies the Company's investment in Lamar from an equity method investment to a cost method investment.

(3) Reflects the adjustments to record (1) estimated stock option compensation expense of $38,064, net of a tax benefit of $20,497, relating to certain executive stock options that became exercisable upon the Clear Channel merger and (2) estimated charges of $15,313, net of a tax benefit of $8,245, related to amendments made to AMFM's stock option plans on July 5, 2000 to provide that all unvested options will accelerate and vest for employees terminated as a result of the Clear Channel merger.

                      CAPSTAR BROADCASTING PARTNERS, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ADJUSTMENTS TO THE UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(4) The Company began operating KKFR-FM and KFYI-AM in Phoenix under a time brokerage agreement effective November 5, 1998. Therefore, the results of operations of KKFR-FM and KFYI-AM are included in the Company's historical operations for the year ended December 31, 1999.

The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM in Chicago effective September 10, 1998. Therefore, substantially all of the results of operations of WMVP-AM are excluded from the Company's historical operations for the year ended December 31, 1999.

(5) Divestitures

                                                                            INCREASE (DECREASE)
                                                                                TO INCOME
                                                                        -------------------------
                                                                         12/31/99         6/30/00
                                                                        ----------      ---------
Decrease in revenue................................................     $(269,411)     $(139,275)
Decrease in operating expenses.....................................       148,153         75,239
Decrease in depreciation and amortization, of which
  $94,376 and $42,468 for 12/31/99 and 6/30/00,
  respectively, results in a permanent difference and
  will not be deducted for federal income tax purposes.............       115,134         55,771
Decrease in interest expense associated with the
  reduction of long-term debt resulting from the use of
  net proceeds.....................................................       146,242         73,121
Increase in income tax expense associated with the pro
  forma adjustments at the Company's assumed tax rate
  of 39%...........................................................       (17,840)        (8,731)

An estimated pre-tax gain of approximately $1.3 billion, representing the gain from the sale of the divested radio stations partially offset by stock compensation charges directly attributable to the Divestitures, has not been included in the unaudited pro forma condensed consolidated statement of operations due to its non-recurring nature.

(6) As a condition for approval of the merger with Clear Channel from the Department of Justice, the Company is prohibited from exercising any governance rights over Lamar. Since the Company may no longer exercise significant influence over the operations of Lamar, the Company's investment in Lamar will be accounted for using the cost method instead of the equity method subsequent to the merger date. This adjustment removes the historical equity in losses of Lamar of $23,008 for the year ended December 31, 1999 and $40,707 for the six months ended June 30, 2000.

(7) On September 15, 1999, the Company completed the sale to Lamar of all of the outstanding common stock of the subsidiaries which held all of The Company's assets used in its outdoor advertising business. The Company received net cash proceeds of approximately $700,000 and 26,227,273 shares of class A common stock, par

                      CAPSTAR BROADCASTING PARTNERS, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value $.01 per share, of Lamar. This adjustment removes the historical results of operations of the Company's outdoor advertising business.

(8) Reflects the net decrease in interest expense of $36,128 for the year ended December 31, 1999 in connection with the additional bank borrowings related to the outdoor advertising acquisitions completed during 1999 and the paydown of debt resulting from the net proceeds of $700,000 received from Lamar.

(9) Reflects the elimination of the nonrecurring gain of $209,970 incurred in connection with the Company's sale of its outdoor advertising business.

(10) Reflects the tax effect of the pro forma adjustments.

                      CAPSTAR BROADCASTING PARTNERS, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(11) Reflects the historical operations of Capstar for the period from January 1 to July 13, 1999 and pro forma adjustments:

PERIOD FROM JANUARY 1                              CAPSTAR      PRO FORMA       CAPSTAR
TO JULY 13, 1999                                  HISTORICAL   ADJUSTMENTS     PRO FORMA
---------------------                             ----------   -----------     ---------
Net revenues....................................  $ 347,290       $  --        $ 347,290
Operating expenses..............................    207,000          --          207,000
Depreciation and amortization...................     78,338          --           78,338
Noncash compensation expense....................     20,284          --           20,284
LMA fees........................................        387        (387)(a)           --
Merger and non-recurring costs..................     51,288          --           51,288
Corporate expenses..............................     13,946          --           13,946
                                                  ---------       -----        ---------
Operating income................................    (23,953)        387          (23,566)
Interest expense................................     80,731          --           80,731
Interest income.................................         98          --               98
Other income (expense)..........................        (46)         --              (46)
                                                  ---------       -----        ---------
Income (loss) before income taxes...............   (104,632)        387         (104,245)
Income tax (expense) benefit....................     22,386        (135)(b)       22,251
Dividends and accretion on preferred stock of
  subsidiary....................................      8,365          --            8,365
                                                  ---------       -----        ---------
Income (loss) before equity in net loss of
  nonconsolidated affiliates....................    (90,611)        252          (90,359)
Equity in net loss of nonconsolidated
  affiliates....................................     (2,444)         --           (2,444)
                                                  ---------       -----        ---------

Net income (loss)...............................    (93,055)        252          (92,803)
Preferred stock dividends.......................      9,025          --            9,025
                                                  ---------       -----        ---------

Income (loss) attributable to common
  shares outstanding............................  $(102,080)      $ 252        $(101,828)
                                                  =========       =====        =========


---------------

     (a) Reflects the elimination of $387 of time brokerage (LMA) fees paid by Capstar for the period from January 1 to July 13, 1999 related to acquired radio stations that were previously operated under time brokerage agreements.

     (b) Reflects the tax effect of the pro forma adjustments.

ADJUSTMENTS TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS RELATED TO THE CAPSTAR MERGER.

(12) Reflects the elimination of intercompany transactions between the Company and Capstar for the Company's media representation services provided to Capstar, Capstar's participation in The AMFM Radio Networks, fees paid by the Company to Capstar under time brokerage (LMA) agreements and interest income on Capstar's note payable to the Company of $150,000 for the period from January 1 to July 13, 1999.

                      CAPSTAR BROADCASTING PARTNERS, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(13) Reflects incremental amortization related to the Capstar merger and is based on the allocation of the total consideration as follows:

                                                                PERIOD FROM
                                                               JANUARY 1 TO
                                                               JULY 13, 1999
                                                               -------------
Amortization expense on $5,892,486 of intangible assets.....     $210,602
Less: historical amortization expense.......................      (63,625)
                                                                 --------
Adjustment for net increase in amortization expense.........     $146,977
                                                                 ========

        Historical depreciation expense of Capstar as adjusted for the completed Capstar transactions is assumed to approximate depreciation expense on a pro forma basis.

(14) Reflects the elimination of financial advisory and other expenses of Capstar in connection with the Capstar merger of $47,510 for the period from January 1 to July 13, 1999.

(15) Reflects the adjustment to record interest expense of $1,406 for the year ended December 31, 1999 on additional bank borrowings related to estimated financial advisors, legal, accounting and other professional fees incurred by the Company and Capstar.

(16) Reflects the tax effect of the pro forma adjustments.

(17) Adjustments to Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations Related to the Other Completed Transactions

     On April 16, 1999, the Company sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash. The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

     On July 1, 1999, the Company acquired KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash. The Company began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

     The combined condensed statement of operations for the other completed transactions for the year ended December 31, 1999 is summarized below:

                                                CHICAGO          PRO FORMA
                                              DISPOSITION     ADJUSTMENTS FOR        OTHER
YEAR ENDED                                    HISTORICAL    THE OTHER COMPLETED    COMPLETED
DECEMBER 31, 1999                              1/1-4/16        TRANSACTIONS       TRANSACTIONS
-----------------                             -----------   -------------------   ------------
Net revenues................................     $(705)           $    --           $  (705)
Operating expenses..........................      (116)                --              (116)
Depreciation and amortization...............        --              2,839(a)          2,839
                                                 -----            -------           -------
Operating loss..............................      (589)            (2,839)           (3,428)
Interest expense............................        --              3,009(b)          3,009
                                                 -----            -------           -------
Loss before income taxes....................      (589)            (5,848)           (6,437)
Income tax benefit..........................        --              2,253(c)          2,253
                                                 -----            -------           -------
Income (loss)...............................     $(589)           $(3,595)          $(4,184)
                                                 =====            =======           =======

                      CAPSTAR BROADCASTING PARTNERS, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

---------------

     (a) Reflects incremental amortization related to the assets acquired in the Phoenix acquisition and is based on the allocation of the total consideration as follows:

                              INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
    YEAR ENDED                AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
    DECEMBER 31, 1999          PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
    -----------------         ------------   ----------   ------------   ------------   ----------
    Phoenix acquisition.....     1/1-7/1      $85,160        $2,839          $ --         $2,839

        (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

        Historical depreciation expense for the Phoenix acquisition is assumed to approximate depreciation expense on a pro forma basis.

     (b) Reflects the adjustment to interest expense as follows:

                                                                     YEAR ENDED
                                                                  DECEMBER 31, 1999
                                                                  -----------------
    Additional bank borrowings related to other completed
      transactions..............................................       $69,000
                                                                       -------
    Interest expense at 7.75%...................................         5,348
    Less: historical interest expense recognized subsequent to the completed
      transaction...............................................         2,339
                                                                       -------
    Net increase in interest expense............................       $ 3,009
                                                                       =======

     (c) Reflects the tax effect of the pro forma adjustments.

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
  2.1(1)     Agreement and Plan of Merger dated as of October 2, 1999,
             among Clear Channel, CCU Merger Sub, Inc. and AMFM Inc.

 10.1(2)     Asset Purchase Agreement between Clear Channel Broadcasting,
             Inc., Clear Channel Broadcasting Licenses, Inc., Citicasters
             Co., Capstar Radio Operating Company, Capstar TX Limited
             Partnership, AMFM Ohio, Inc., and AMFM Radio Licenses LLC,
             (the "Seller") and Chase Radio Properties, LLC, (the "Buyer") dated March 3, 2000.

 10.2(2)     Amendment to Asset Purchase Agreement between Clear Channel
             Broadcasting, Inc., Clear Channel Broadcasting Licenses,
             Inc., Citicasters Co., Capstar Radio Operating Company,
             Capstar TX Limited Partnership, AMFM Ohio, Inc., and AMFM
             Radio Licenses LLC, (the "Seller") and Chase Radio
             Properties, LLC, (the "Buyer") dated March 14, 2000.

 10.3(2)     Second Amendment to Asset Purchase Agreement between Clear
             Channel Broadcasting, Inc., Clear Channel Broadcasting
             Licenses, Inc., Citicasters Co., Capstar Radio Operating
             Company, Capstar TX Limited Partnership, AMFM Ohio, Inc., and
             AMFM Radio Licenses LLC, (the "Seller") and Chase Radio
             Properties, LLC, (the "Buyer") dated July 10, 2000.

 10.4(2)     Third Amendment to Asset Purchase Agreement between Clear
             Channel Broadcasting, Inc., Clear Channel Broadcasting
             Licenses, Inc., Citicasters Co., Capstar Radio Operating
             Company, Capstar TX Limited Partnership, AMFM Ohio, Inc., and
             AMFM Radio Licenses LLC, (the "Seller") and Chase Radio
             Properties, LLC, (the "Buyer") dated July 17, 2000.

 10.5(2)     Asset Purchase Agreement between Clear Channel Broadcasting,
             Inc., Clear Channel Broadcasting Licenses, Inc., Citicasters
             Co., Capstar Radio Operating Company, Capstar TX Limited
             Partnership, AMFM Texas Broadcasting, LP and AMFM Texas
             Licenses Limited Partnership, (the "Seller") and Cox Radio,
             Inc. and CXR Holdings, Inc. (the "Buyer") dated March 3,
             2000.

 10.6(2)     Asset Purchase Agreement between Capstar Radio Operating
             Company and Capstar TX Limited Partnership, (the "Seller") and Cumulus Broadcasting, Inc. and Cumulus Licensing Corp.
             (the "Buyer") dated March 5, 2000.

 10.7(2)     Asset Exchange Agreement between Capstar Radio Operating
             Company and Capstar TX Limited Partnership, (the "Seller") and Cumulus Broadcasting, Inc. and Cumulus Licensing Corp.
             (the "Exchange Party") dated March 5, 2000.

 10.8(2)     Amendment to Asset Exchange Agreement between Capstar Radio
             Operating Company and Capstar TX Limited Partnership, (the
             "Seller") and Cumulus Broadcasting, Inc. and Cumulus
             Licensing Corp. (the "Exchange Party") dated June 5, 2000.

 10.9(2)     Second Amendment to Asset Exchange Agreement between Capstar
             Radio Operating Company and Capstar TX Limited Partnership,
             (the "Seller") and Cumulus Broadcasting, Inc., Cumulus
             Licensing Corp. and Cumulus Wireless Services, Inc. (the
             "Exchange Party") dated July 17, 2000.

 10.10(2)    Asset purchase agreement between AMFM Houston, Inc., AMFM Ohio,
             Inc. and AMFM Radio Licenses, LLC, (the "Seller") and Emmis
             Communications Corporation, (the "Buyer") dated June 19, 2000.

 10.11(2)    Asset Purchase Agreement between Capstar TX Limited Partnership,
             (the "Seller") and Saga Communications of New England, Inc., (the
             "Buyer") dated March 6, 2000.

 10.12(2)    Asset Purchase Agreement between Capstar TX Limited Partnership and
             Salem Communications Corporation dated March 5, 2000.

 10.13(2)    Asset Exchange Agreement between Clear Channel Broadcasting, Inc.,
             Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating
             Company and Capstar TX Limited Partnership, (the "Seller") and
             Barnstable Broadcasting, Inc., OBC Broadcasting, Inc. and Two
             Rivers Broadcasting Limited Partnership, (the "Buyer") dated March
             7, 2000.

 10.14(2)    Asset Purchase Agreement between Clear Channel Broadcasting, Inc.,
             Clear Channel Broadcasting Licenses, Inc., Capstar TX Limited
             Partnership, AMFM Ohio, Inc., Cleveland Radio Licenses LLC, AMFM
             San Diego, Inc., AMFM Houston, Inc., AMFM Radio Licenses, LLC and
             Zebra Broadcasting Corporation, (the "Seller") and CBS Radio, Inc.
             (the "Buyer") dated March 3, 2000.

 10.15(3)    Asset Purchase Agreement among AMFM Ohio, Inc., AMFM Radio Licenses
             LLC, Blue Chip Broadcasting, Ltd. and Blue Chip Broadcasting
             Licenses, Ltd. dated March 3, 2000.

 10.16(3)    Asset Purchase Agreement between Clear Channel Broadcasting, Inc.,
             Clear Channel Broadcasting Licenses, Inc., AMFM Operating Inc.,
             AMFM Ohio, Inc., AMFM Houston, Inc., AMFM Radio Licenses, LLC,
             Zebra Broadcasting Corporation, Cleveland Radio Licenses, LLC,
             Capstar TX Limited Partnership and Radio One, Inc. dated March 11,
             2000.

 10.17(3)    Amendment to Asset Purchase Agreement between Clear Channel
             Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc., AMFM
             Operating Inc., AMFM Ohio, Inc., AMFM Houston, Inc., AMFM Radio
             Licenses, LLC, Zebra Broadcasting Corporation, Cleveland Radio
             Licenses, LLC, Capstar TX Limited Partnership and Radio One, Inc.
             dated August 24, 2000.

 10.18(3)    Asset Exchange Agreement among Clear Channel Broadcasting, Inc.,
             Clear Channel Broadcasting Licenses, Inc., Capstar Radio Operating
             Company, Capstar TX Limited Partnership, Regent Broadcasting of
             Victorville, Inc., Regent Licensee of Victorville, Inc., Regent
             Broadcasting of Palmdale, Inc., Regent Licensee of Palmdale, Inc.,
             Regent Broadcasting of Mansfield, Inc. and Regent Licensee of
             Mansfield, Inc. dated March 12, 2000.

 10.19(3)    Trust agreement between Clear Channel Communications, Inc., Clear
             Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses,
             Inc., AMFM Radio Licenses, L.L.C., AMFM Ohio, Inc., Capstar TX
             Limited Partnership, Capstar Radio Operating Company, and Charles
             E. Giddens (the "Trustee") dated August 28, 2000 and effective
             August 29, 2000.


(1) Incorporated by reference to Exhibits to the Current Report on Form 8-K of Clear Channel Communications, Inc. filed on October 5, 1999.

(2) Incorporated by reference to Exhibits to the Current Report on Form 8-K of Clear Channel Communications, Inc. filed on September 6, 2000.

(3)      Filed herewith.